Exhibit 99.1 Presentation dated July 10, 2003

POPE RESOURCES July 2003 Overview

Safe Harbor

This presentation contains forward-looking statements. These forward-looking statements are subject to a number of risks and should not be relied upon as predictions of future events. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include, but are not limited to: changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Origin & Historical Outline

•	Spin-off from Pope & Talbot in December 1985

•	Came out at $2.32/unit (adjusted for 5:1 split in 1997)

•	Currently trading at $11.85/unit with 4.5 million units outstanding

•	Three distinct eras, with each characterized by the following:

–	1985 through 1995

•	Pay down spin-off debt through timber harvests and land sales

•	Create positive equity value

–	1996 through mid-2000

•	Create new service fee income stream

•	Ramp up infrastructure

•	Land two major clients for timberland management

–	Mid-2000 to present

•	Scale back overbuilt infrastructure

•	Sell real estate operations in Port Ludlow

•	Purchase 45,000 acres from Plum Creek

•	Establish platform for future growth

Ownership

•	General Partners

–	Two corporate GP’s own collectively about 1.5% of Pope Resources

–	Each of GP’s owned 50/50 by Peter Pope and his cousin, Emily Andrews

–	$150,000/year management fee, unchanged since spin-off

–	Sliding-scale profit-sharing interest in third-party service subsidiary

•	Limited Partners

–	Private Capital Management at 36% (initial stake in 1993)

–	“Family” position at 22% (including GP interest)

–	Limited other institutional ownership

–	Over one-third held by retail investors

Pope Resources Ownership

Business Segments

•	Fee Timber

–	112,000 acres of timberland in western Washington

–	Producing 45 MMBF of annual log harvest (non-declining harvest level)

–	2002 revenue of $23.3 M, operating income of $10.2 M

–	14 year-round employees

•	Timberland Management & Consulting

–	Managing nearly 100,000 additional acres in western U.S.

–	One primary management client

–	2002 revenue of $7.3 M, operating income of $0.9 M

–	Results will be very different in 2003, with expiration of Hancock contract at 12/31/02 and sale of Pioneer lands during 2003

–	18 employees

•	Real Estate

–	2,500 acres of higher and better use properties near population centers

–	Seeking development entitlements to add value to land

–	Ownership and management of historic mill town of Port Gamble

–	2002 revenue of $1.6 M, operating loss of $800,000 (excludes special charges that reconcile to loss of $1.7 M as outlined in Form 10-K)

–	11 employees

Overall Growth Strategy

•	Free cash flow*, after debt service and distributions, of $3 to $4 million per year, depending on log prices

–	Used for co-investment in ORM Timber Fund I, L.P.

–	Opportunistically pursue fee (owned) timberland acquisitions

–	Where appropriate, invest in real estate projects

–	Potential to increase unit distribution with excess cash

•	Growth Capital

–	No current expectation for secondary offering of units

•	Currency too cheap to issue new units

–	Limited debt capacity

•	Approximately $15 to $20 million of incremental debt capacity, depending upon the value of Units

•	Maintain debt to total capitalization at 50% or less (46% at end of Q1)

–	Near-term growth fueled primarily by organic cash flow generation

•	Maintain modest unit distribution

–	Current annual distribution policy is $0.20 per unit

*	“Free Cash Flow” defined as net income before depletion, depreciation, and cost of land sold, but after capital expenditures and debt principal payments

Fee Timber Strategy

•	Acquisition of Columbia tree farm in 2001 from Plum Creek filled age-class gap and leveled off age classes older than 30 years

–	Non-declining harvest of 45 MMBF for next decade, before gradual increase over ensuing decades (reaching 65 MMBF eventually)

•	Look to add to fee (owned) timberland base

–	Acquisitions likely to be dilutive to earnings initially

–	New properties will be additive to asset values

–	Opportunistic/contrarian approach to timber acquisitions

•	Much of fee timber growth will come through co-investment in new ORM Timber Fund I, L.P.

–	Will allow Pope Resources to participate in acquisition economies associated with larger transactions

Fee Timber Inventory

Productive Acres and Inventory by Age Class

Timberland Management & Consulting Strategy

•	Manage timberlands for third-party clients

–	Full-service management, selected forestry consulting services, workout specialist

–	Focus development of expert processes/tools, and market presence

–	Ancillary benefits accrue to fee timber properties through management expertise and economies of scale

–	Fit with broad ownership trends in industry

•	Raise capital for investing in timberlands: ORM Timber Fund I, L.P.

–	$50 million of equity capital

–	10% co-investment by Pope Resources and affiliates

–	Up to 50% additional debt

–	ORMLLC will serve as GP

Real Estate Strategy

•	Push real estate properties through entitlement and permitting pipeline

–	To point where sale opportunity is optimal

–	May retain selected properties where management is passive and income stream is steady with upside

•	Major early-stage entitlement projects

–	Gig Harbor - 320 acre mixed-use project within city limits

•	Commercial rezone effort underway

•	New Tacoma Narrows bridge impact

–	Bremerton - 230 acre mixed-use project with 15 year development agreement

–	Kingston - 710 acre project subject to urban growth boundary determination

–	Hansville - 210 acre project granted preliminary plat approval for 89 lots

•	Port Gamble historic mill town is a many-faceted, long-term project

–	Rural historic town designation under State’s Growth Management Act

–	Water rights recently secured

–	Environmental cleanup underway

–	Sewer system expansion needed for build-out of town site

–	Long term: development of former mill site and remaining portion of town site

Financial Performance – Ten-Year Summary

	(All amounts in $ millions, except per unit data)

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002

Revenues:
Fee Timber	25.7	19.1	26.6	21.8	19.7	21.0	23.5	21.4	25.0	23.3
Timberland Mgmnt & Consulting						8.9	11.7	11.0	9.7	7.3
Real Estate	8.6	11.0	9.6	11.2	10.4	13.1	15.7	18.2	13.1	1.6
Total Revenues	34.3	30.1	36.2	33.0	30.1	43.0	50.9	50.6	47.8	32.2

Net Income/(Loss)	14.8	8.9	13.1	8.3	3.5	8.8	5.1	(6.3)	(0.4)	3.3
Net Income/(Loss) per Unit	$3.00	$1.93	$2.90	$1.84	$0.78	$1.94	$1.11	$(1.38)	$(0.10)	$0.74

EBITDDA*	18.3	11.7	16.0	10.9	6.2	11.9	9.0	(3.0)	10.6	9.3

Operating Cash Flow	20.1	7.4	17.0	12.3	5.8	9.2	8.3	10.0	11.2	9.0

Timberland Harvest (MMBF)	36.3	29.7	37.9	31.6	33.2	38.9	42.0	37.3	36.3	45.1

Unitholder Distributions per Unit	$1.20	$0.72	$1.06	$0.82	$0.49	$0.40	$0.40	$0.40	$—	$0.10

Unit Trading Prices:
High	$16.40	$18.80	$21.80	$23.40	$31.00	$32.50	$35.00	$29.25	$24.50	$15.50
Low	$9.60	$14.40	$15.25	$15.80	$17.40	$24.06	$27.88	$19.00	$14.00	$9.30

* EBITDA = Net income before interest expense, interest income, taxes, depreciation, depletion, and amortization. Used as a measure of liquidity.

Q1 2003 Financial Results

(All amounts in $ millions, except per unit data)

	Q1 2003	Q4 2002	Q1 2002

Revenues:
Fee Timber	6.8	5.9	4.0
Timberland Mgmnt & Consulting	0.4	1.7	1.6
Real Estate	0.1	0.2	0.2
Total Revenues	7.3	7.8	5.8

Net Income	1.3	0.7	—
Net Income per Unit	$0.29	$0.15	$—

EBITDDA	3.0	1.9	1.5

Operating Cash Flow	1.9	2.4	0.5

Timberland Harvest (MMBF)	13.2	11.2	7.1

Distribution (per Unit)	$0.05	$0.05	$—

Log Markets and Harvest Mix

Estimated 2003 Harvest Mix

Investment Grade Balance Sheet

(in $millions)
	31-Mar-03	31-Dec-02
Assets
Cash	6.2	6.6
Other Current Assets	1.7	2.3
Properties and Equipment	73.2	73.8
Other Assets	3.7	4.1

Total Assets	84.8	86.8

Liabilities & Equity
Current Liabilities (excl. Current Debt)	2.1	3.6
Total Debt	37.7	39.2
Other Liabilities	0.4	0.4

Total Liabilities	40.2	43.2

Equity	44.6	43.6

Total Liabilities & Equity	84.8	86.8

Why Invest in POPEZ?

•	Current price approximates book value

–	Fraction of liquidation value by any measure

–	Tarred unfairly by problems facing two other timber publicly traded partnerships

•	Great time to invest in timber asset class

–	Portfolio diversification benefits

–	Strong asset class track record

–	Asset values have fallen substantially

•	Tax attributes meaningful to sophisticated individual investors

–	Yield component associated with arbitrage between tax rate applicable to capital gains and ordinary income

•	Growing value, not necessarily near-term earnings

–	Best suited to long-term holder

–	Ideal for long-term wealth accumulation or for passing wealth to future generations

•	Modest distribution yield

Tax Advantages of Investing in Pope Resources Units

	A	B	C

	Pope Res 1065 Aggregate Amounts Reported	Per Unit Amounts	Applicable Tax Rate	Resultant Tax (Liab)/ Benefit (B times -C)	Tax “Yield” at Various Unit Prices

					$ 10.00	$ 12.00	$ 14.00	$ 16.00

Old Tax Rates:
K-1 Taxable Income	1,500,000	$0.33

1231 gain	11,700,000	$2.59	20.0%	$(0.52)
Int income	300,000	0.07	38.6%	(0.03)
Ord loss	(10,500,000)	(2.32)	38.6%	0.90

	1,500,000	$0.33		$0.35	3.5%	2.9%	2.5%	2.2%

New Tax Rates:
K-1 Taxable Income	1,500,000	$0.33

1231 gain	11,700,000	$2.59	15.0%	$(0.39)
Int income	300,000	0.07	35.0%	(0.02)
Ord loss	(10,500,000)	(2.32)	35.0%	0.81

	1,500,000	$0.33		$0.40	4.0%	3.3%	2.9%	2.5%

Note: Income amounts provided are representative examples only and should not be interpreted as pro forma results. As such, the amounts shown in this slide represent management's estimates based on general tax principles. Individual tax consequences will vary from investor to investor, and you should consult with your own tax advisor about the specific tax consequences in light of your own investment and income profile.

Why Has Unit Price Suffered?

•	Small market cap combined with limited public float

•	Limited appeal to institutional holders (UBTI issue)

•	Low trading volumes

•	Suspension of cash distributions in 2000

•	Uneven nature of cash flows

•	Losses associated with the sale of Port Ludlow

•	Columbia tree farm acquisition dilutive to near-term earnings

•	Loss of Hancock contract and closure of Canadian offices

•	Private Capital Management no longer adding to position

Unit Price History — Daily Trading Activity

Daily Trading Activity

Unit Price History — Percent Trading Days Per Month

Percent Trading Days per Month

Unit Price History — Monthly Trading Volume

Monthly Trading Volume

Unit Price History — Trade Frequency & Avg. Trade Size

Monthly Trading Frequency and Average Trade Size

Pope Resources - Summary of Opportunity

•	Pope Resources’ units represent intriguing upside potential with limited downside risk

–	Trading at book value

–	Trading at 11 times trailing earnings

–	Extraordinarily deep discount to NAV

–	Financial consequences of recent restructurings behind us

•	Highly tax-efficient vehicle for investing in timberland asset class

–	Positive tax yield

–	Modest distribution yield

–	Compelling diversification benefits of timberland asset class

•	Growth strategy for use of free cash flow

–	Invest in ORM Timber Fund I, L.P.

–	Opportunistic acquisitions

–	Increases in distribution level

•	Improved alignment between unitholders and management with insider open-market buying in past year

POPE RESOURCES